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                                                                    Exhibit 23.1




The Board of Directors and Stockholders
Saxton Incorporated:



We consent to the use of our report included herein and to the reference to our firm under the heading "Experts" in the prospectus.

/s/ KPMG Peat Marwick LLP
-------------------------

Las Vegas, Nevada
March 25, 1997